COLUMBIA INTERNATIONAL EQUITY FUND
                                                             (the "Fund")

                                Supplement to Prospectus dated February 1, 2004


The section entitled Portfolio Managers is revised in its entirety as follows:

Portfolio Manager

James M. McAlear, senior vice president, is the manager for the Fund and has managed or co-managed the Fund since August 10, 2002. Mr. McAlear has been associated with Columbia Management or its affiliates since 1992 and specializes in international portfolio management and research. He has over 40 years of investment experience.


163-36/344R-0304                                                  March 4, 2004